SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2024

Nutriband Inc.

Nevada	000-40854	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTRB	The Nasdaq Stock Market LLC
Warrants	NTRBW	The Nasdaq Stock Market LLC

Item 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
March 20, 2024	Option to purchase 97,500 shares of common stock.	Gareth Sheridan, Chief Executive Officer	NA	$2.61 per share/NA
March 20, 2024	Option to purchase 97,500 shares of common stock.	Serguei Melnik, President	NA	$2.61 per share/NA
March 20, 2024	Option to purchase 75,000 shares of common stock.	Gerald Goodman, Chief Financial Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 70,000 shares of common stock.	Alan Smith, Chief Operating Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 25,000 shares of common stock.	Jeff Patrick, Chief Scientific Officer	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 2,500 shares of common stock.	Dianna Mather	NA	$2.37 per share/NA
March 20, 2024	Option to purchase 12,500	Olet Burea, consultant	NA	$2.37 per share/NA
	Common stock purchase warrant to purchase 15,000 shares of common stock.	Michael Paige, Counsel	NA	$2.37 per share/NA

Item 8.01 Other Events.

Amendment to the Company’s Employee Stock Option Plan

On March 20, 2024, our Board of Directors adopted an amendment to the Company’s 2021 Employees Stock Option Plan (the “Plan”) increasing the number of shares of common stock subject to the plan (as of March 20, 2024 875,000 shares) to 1,400,00 shares (the “Amendment”). The plan adopted by the Board on November 1, 1921, provided for an initial 350,000 shares to issue and sell upon the exercise of stock options issued under the Plan. The Plan provides for an automatic annual increase to be added on February 1 of each year equal to the lesser of (i) 250,000 shares of Common Equity or (ii) five percent (5%) of the total shares of Common Stock outstanding on such date (including for this purpose any shares of Common Stock issuable upon conversion of any outstanding capital equity of the Company) or (iii) such lesser number as determined by the Board. We will submit the Amendment to the Plan to our stockholders for adoption and approval at the 2025 Annual Meeting. If the Amendment is not approved by stockholders within one year of adoption by the increase in shares subject to the Plan will be void, together with any options issued following March 20, 2024 in the period pending approval of the Plan by our stockholders.

General Information About the Plan

The Plan is administered by the Board of Directors or a committee (the “Committee”) which is appointed by the Board of Directors from those of its members who are “non-employees” of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Subject to the provisions of the Plan, the Board of Directors, or the Committee, if one is appointed, has full authority to determine the persons to be granted options or Restricted Stock Awards under the Plan and the terms of Restricted Stock Awards, the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be uniform for all options.

Key employees of the Company or its subsidiaries, as determined by the Board or Committee, and non-employee directors of and consultants to the Company or its subsidiaries are eligible to receive options or Restricted Stock Awards under the Plan. The Plan authorizes the Committee to grant, over a ten-year period, options or Restricted Stock Awards to purchase up to a maximum of 10,000,000 shares of the Company’s Common Stock, subject to adjustment as described below. If any option expires or is terminated prior to its exercise in full and prior to the termination of the Plan, the shares subject to such unexercised option shall again be available for the grant of new options under the Plan. Further, any shares used as full or partial payment by an optionee upon exercise of an option may subsequently be used by the Company to satisfy other options granted under the Plan, subject to limitations on the total number of shares authorized to be issued under the Plan. The Plan provides that the purchase price per share for ISO’s may not be less than 100% of the fair market value of the Common Stock at the time of grant. The purchase price is to be paid in cash or Common Stock of the Company held for at least six (6) months and with a market value equivalent to that of the shares being acquired or, in the discretion of the Committee, any combination of these.

The term of each option will not be more than ten (10) years from the date of grant. Options granted under the Plan may be exercised only during the continuance of the Participant’s employment with the Company or one of its subsidiaries. The Plan permits an outstanding ISO option to be exercised after termination of employment only to the extent that the option was exercisable on the date of termination but in no event beyond the original term of the option (i) within one year by the estate or rightful heir(s) of the optionee if the optionee’s employment is terminated due to the optionee’s death; (ii) within one year after the date of such termination if the termination is due to the optionee’s Disability (as defined in the Plan); or (iii) within three months after the date of such termination if the termination was due to the optionee’s Retirement (as defined in the Plan) or was for reasons other than death or Disability and other than “for cause” (as defined in the Plan). Upon termination of an optionee’s employment “for cause,” any unexercised options held by the optionee will be forfeited. In the event of the dissolution, liquidation or sale of all or substantially all of the assets of the Company, to the extent it has not been previously exercised an option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation or, if such successor corporation does not agree to assume the option or substitute an equivalent option, the Board shall provide for the option holder to have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable.

The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the outstanding Company Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, stock splits and combinations of shares, and the like. The Board of Directors may at any time terminate or modify the Plan, except that without further approval of the shareholders the Board may not make any changes to the Plan which would materially increase the number of shares that may be issued under the Plan, materially modify the eligibility requirements for participation in the Plan, or require shareholder approval under the Delaware General Corporation Law, the Exchange Act, or the Code.

Options granted under the Plan may be in the form of “incentive stock options” which qualify as such under Section 422 of the Code or non-qualified stock options which do not meet the criteria for incentive stock options under Section 422. The tax treatment of stock options qualifying as incentive stock options may be more favorable to employees than that afforded to non-qualified stock options. Options granted under the Plan are, generally, transferable only by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee or by his legal representative in the event of his Disability. In its sole discretion, however, the Committee may permit an optionee to make certain transfers of non-qualified stock options, provided that the transfers are to “family members” and are not for value, as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”).

REFERENCE IS MADE TO THE COPY OF THE PLAN AS AMENDED WHICH IS FILED WITH THIS CURRENT REPORT AS AN EXHIBIT, AND THIS SUMMARY OF THE PROVISIONS OF THE PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERNCE TO SUCH EXHIBIT.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

4.16	Nutriband Employee Stock Option Plan (Amended and Restated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: March 28, 2024	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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